Financial debt	12 Months Ended
Dec. 31, 2022
Financial debt
Financial debt

Note 11. Financial debt

	As of
	December 31,
(in thousands of euros)	2020	2021	2022
Bank borrowings	9,992	9,984	29,689
Derivatives instruments	—	—	9,876
Other loans and similar borrowings(1)	62	6	316
Lease liabilities	2	130	4,510
Total debt	10,055	10,119	44,390
(1)	Consists of bank overdrafts and accrued interest payable on loans

Change in the period is mainly due to the subscription of new borrowing, the breakdown as follow:

(in thousands of euros)
January 1, 2020	114
Subscription of bank borrowings	9,979
Repayment of bank borrowings	(61)
Repayment of lease liabilities	(26)
Early termination of lease contracts	(9)
Capitalized interests	59
Accrued interests	(0)
December 31, 2020	10,055
Subscription of new leases	143
Repayment of bank borrowings	(13)
Repayment of lease liabilities	(15)
Accrued interests	(51)
December 31, 2021	10,119
Subscription of state-guaranteed PGE loan	1,780
Subscription of PPR loan	3,560
Subscription of derivatives instruments (2)	9,469
Subscription of bank borrowings (1) (2)	15,400
New lease contracts	5,109
Repayment of bank borrowings	(1,033)
Repayment of lease liabilities	(735)
Capitalized interests	308
Change in fair value of derivatives instruments (2)	407
Exchange rate change	6
December 31, 2022	44,390

(1)Net proceeds

(2)EIB’s loan and warrants.

As of December 31, 2022

French state-guaranteed loan (“PGE”) and equity recovery loans (“PPR”)

In May 2020, the Company entered into three credit agreements pursuant to which it received €10.0 million in the form of state-guaranteed loans (Prêts Garantis par l’Etat), or

“PGE” which are provided by a syndicate of French banks and guaranteed by the French government in the context of the COVID-19 pandemic and were initially set to mature in May 2021. These loans were extended until the third quarter of 2022. The amendments provide for reimbursements to be made over four years, beginning in July 2022 for the loan from Crédit Agricole and in September 2022 for the loans from Bpifrance and Société Générale.

In June 2022, the Company entered into three loan agreements with a syndicate of French banks for a total amount of €5.3 million. One loan agreement was part of a state-guaranteed PGE loan facility with Bpifrance and the other two loan agreements were part of a stimulus economic plan (Prêts Participatifs Relance, or “PPR”) granted by Crédit Agricole Champagne-Bourgogne and Société Générale.

The PGE loan granted by Bpifrance in 2022 is guaranteed up to 90% by the French government and has a maturity aligned with the 2020 PGE for which the Company has opted for a linear repayment extension until May 2026. The two PPR loans are guaranteed predominantly by the French government and feature an eight-year financing period and a four-year repayment period.

The PGE repayments in 2022 amounted to €1.0 million.

Credit facility agreement with the European Investment Bank

On May 16, 2022, the Company entered into the Finance Contract with EIB for up to €50 million, divided into two tranches of €25 million each.

Capitalized interest for the first tranche (“Tranche A”) is 8% and for the second tranche (“Tranche B”) is 7%. The maturity date of any borrowings under the facility is four years after disbursement of Tranche A and three years after disbursement of Tranche B. It is therefore expected that the reimbursement of the interests and capital of this credit facility should happen after the publication of the headline results of the part 1 of the Phase III clinical trial of lanifibranor in patients with NASH. Any funds not disbursed within 36 months following the execution of the Finance Contract shall be cancelled.

The two tranches are subject to the completion of certain condition precedents. The disbursement of the Tranche A was subject to, among other conditions:

-	The Company has to issue warrants to the EIB, in accordance with the terms and conditions of the warrants agreement entered into July 1, 2022. On November 28, 2022, the company issued warrants as described in Note 1.2- Significant events of 2022; and
-	the receipt by the Company of an aggregate amount of at least €18 million, paid either through the issuance of new Company shares, or through upfront or milestone payments (at December 31, 2022, the Company had received €9.4 million in gross proceeds (€8.8 million in net proceeds) through a capital increase under the At-The-Market program, as described in Note 1.2- Significant events of 2022. On November 4, 2022, the Company received a net upfront payment of $11.4 million (after payment of a withholding taxes of $1.3 million) in connection with the signing of the license and collaboration agreement with CTTQ, as described in Note 1.2 - Significant events in of 2022).

Following the receipt of the upfront payment from CTTQ on November 4, 2022, and the issuance of warrants on November 28, 2022, the conditions precedents of the Tranche A of €25 million were met. On December 8, 2022, the Company received the disbursement of Tranche A as described in Note 1.2 - Significant events of 2022.

The disbursement of the Tranche B is subject to, among other conditions:

-	the full drawdown of the first tranche, completed in December 8, 2022;
-	the issuance of the second tranche of warrants regarding the Warrant agreement;
-	the receipt by the Company of an aggregate amount of at least €70 million (inclusive of the €18 million conditioning the Tranche A), made of either the issuance of new Company shares, or through upfront or milestone payments coming from business development activities on the various assets of the Company;
-	an out-licensing, partnership or royalty transaction with an upfront payment of at least €10 million (could be include in the €70 million above), or the initiation of a Phase III clinical trial of cedirogant by AbbVie Inc (on October 28, 2022, AbbVie announced that they decided to stop the development of cedirogant); and
-	operational criteria based on patient enrollment and number of sites activated in the Company’s Phase III clinical trial of lanifibranor in patients with NASH.

The Finance Contract may, in certain circumstances, be prepaid, in whole or in part, for a prepayment fee, either at the election of the Company or as a result of EIB’s demand following certain prepayment events, including a change of control or change in senior management of the Company.

Subject to certain terms and conditions, upon the occurrence of usual events of default (i.e., including payment default, misrepresentation, cross default), EIB may demand immediate repayment by the Company of all or part of the outstanding loan and/or cancel the undisbursed tranches. As at December 31, 2022 none of the conditions that would result in an immediate demand by EIB for the repayment of the first tranche is met.

The first Tranche of €25 million was recognized as financial debt at amortized cost, which takes into account the fair value of the derivative instrument (warrants) at inception and the borrowing costs of €0.1 m. The amortized cost of the loan is €15.4 million on December 8, 2022, and remains unchanged at closing, with an effective interest rate of 21.91%. The fair value of the loan, at both dates, is close to the amortized cost.

Derivatives

On November 28, 2022, the Company issued 2,266,023 warrants to EIB (see Note 1.2 - Significant events of 2022) as a condition to the financing of the first tranche, representing approximately 5.4% of the Company’s current share capital. The exercise price of the warrants will be €4.0152 if and when the warrants will be exercised. The potential gross proceeds of the issue would amount to €9.1 million. The transactions costs amounted to €56 thousands.

The BSA attached to the loan do not meet the “fixed for fixed” criteria (non-cash settlement option which may result in exchanging a variable number of shares for a variable price), and are accounted for as standalone derivative instruments. The Issuer put options meet the definition of a derivative that are valued with the warrants.

The warrants agreement includes a put option: EIB may request the Company to buy back the warrants in cash. In this context the purchase price will be defined as the difference between the volume weighted average of the trading price of the ordinary shares over the last 90 trading days and the strike price. The amount is capped, and EIB may exercise the warrants for which they did not exercise the put option.

At inception, the financial debts are split between i) a debt component accounted for at amortized cost, and ii) a premium corresponding the initial fair value of attached BSA (then remeasured at fair value through profit and loss) including a component corresponding to the put options.

Valuation approach

The fair value of the BSA has been estimated based on a Longstaff Schwartz approach, including the put option and the attached cap.

This approach enables to estimate the value of American options (that may be exercised during a specific period of time) with complex way of exercise (the warrant holder may exercise the warrants on the market based on the Company’s share price or exercise the put option based on the 90 days average share price of the Company).

The Longstaff Schwartz approach is also based on the value of the underlying equity instrument at the valuation date, the volatility observed on the historical share price of the Company, and the contractual lifespan associated equity instruments.

The hypothesis and results are detailed in the following tables:

BSA 2022
Grant date	11/28/2022
Expiration date	11/28/2030
Number of BSA issued	2,266,023
Number of shares per BSA	1
Subscription premium price per share (€)	0.01
Exercise price per share (€)	4.02
Valuation method	Longstaff Schwartz

	As of November 28, 2022
	(Grant Date)	As of December 31, 2022
Number of BSA outstanding	2,266,023	2,266,023
Stock price (€)	[4.13]	[4.75]
Maturity (years)	12	11.9
Volatility	68%	68%
Cap of the put option (m€)	25.0	25.0
Risk free rate	Euribor 6M	Euribor 6M
Expected dividends	—	—
Fair Value (k€)	9,469	9,876
Unit fair value (€)	4.18	4.36

Lease liabilities

The net increase in lease liabilities to €4.5 million as of December 31, 2022, is related to the increase of €5.1 million in rights of use assets for the Fibroscans leased equipment. The lease liabilities are recognized each time a new Fibroscans is leased, on a period of four years. Lease liabilities are calculated using specific discount rates, in connection with the geographic area, the maturity of the debt, and the commencement date, according to the method described in Note 3.3 – Lease contracts. The rates for contracts in progress as of December 31, 2022 range from 1.89% to 5.18%.

As of December 31, 2021

Total debt remained stable in 2021. In 2021, the loans guaranteed by the French government taken out in May 2020 with initial maturity in May 2021 were extended until the third quarter of 2022. The amendments provide for reimbursements to be made over four years, beginning in July 2022 for the loan from Crédit Agricole and in September 2022 for the loans from Bpifrance and Société Générale.

As of December 31,2020

The €9.9 million increase in 2020 was primarily attributable to the three loans taken out from a syndicate of French banks, in the form of the loans guaranteed by the French government for a total amount of €10.0 million. These loans were taken out in May 2020 and matured in May 2021. In accordance with the guarantees put in place by the government in the context of the COVID-19 health crisis, the Company had the option to extend the maturity date for up to an additional four years. To a lesser extent, this line item also includes the loan taken out from Société Générale in 2015 for a residual amount of €13 thousand.

The breakdown between long-term and short-term debt is as follows:

December 31, 2020	Less than	Between	Between	More than
(in thousands of euros)	1 year	1 and 3 years	3 and 5 years	5 years
Bank borrowings	13	9,979	—	—
Other loans and similar borrowings	3	59	—	—
Lease liabilities	2	0	—	—
Total long‑term debt	18	10,037	—	—

December 31, 2021	Less than	Between	Between	More than
(in thousands of euros)	1 year	1 and 3 years	3 and 5 years	5 years
Bank borrowings	1,244	7,484	1,256	—
Other loans and similar borrowings	—	6	—	—
Lease liabilities	38	92	—	—
Total long‑term debt	1,282	7,582	1,256	—

December 31, 2022	Less than	Between	Between	More than
(in thousands of euros)	1 year	1 and 3 years	3 and 5 years	5 years
Bank borrowings	4,474	4,999	17,768	2,448
Derivatives	—	—	9,876	—
Other loans and similar borrowings	100	0	216	—
Lease liabilities	1,277	3,233	—	—
Total long‑term debt	5,851	8,232	27,860	2,448

The maturity of long-term debt and of short-term borrowings and debt is determined according to repayment estimates as at December 31 2020, 2021 and 2022.